UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 1
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2007 (December 13, 2006)
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Williams Center
Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Unaudited Pro Forma Financial Statements

     This Amendment No. 1 to Form 8-K is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (File No. 001-32599) filed by Williams Partners L.P. (the “Partnership”) under Items 1.01, 1.02, 2.01, 2.03, 3.02, 3.03, 5.03, 7.01 and 9.01 on December 19, 2006 (the “Initial 8-K”). The information included in Items 1.01, 1.02, 2.01, 2.03, 3.02, 3.03, 5.03 and 7.01 of the Initial 8-K is incorporated herein by reference. Amendment No. 1 is being filed to include the financial information required under Item 9.01 that was omitted from the Initial 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The historical financial statements of Williams Four Corners LLC required by Item 9.01(a) of Form 8-K were previously filed in the Partnership’s prospectus supplement, dated December 6, 2006, to the prospectus dated October 20, 2006, included in the Registration Statement on Form S-3 (Registration No. 333-137562), as filed with the SEC pursuant to Rule 424(b) on December 7, 2006, and accordingly, are not required to be filed herewith pursuant to General Instruction B.3. of Form 8-K.

(b)	Pro forma financial information.

The unaudited pro forma balance sheet of the Partnership as of September 30, 2006 and the unaudited pro forma statements of income of the Partnership for the year ended December 31, 2005 and the nine months ended September 30, 2006 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
+#Exhibit 2.1	Purchase and Sale Agreement, dated November 16, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 2.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on November 21, 2006).

+Exhibit 3.1	Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Williams Partners L.P. dated December 13, 2006 (incorporated by reference to Exhibit 3.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 4.1	Indenture, dated December 13, 2006, by and among Williams Partners L.P., Williams Partners Finance Corporation and The Bank of New York (incorporated by reference to Exhibit 4.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 4.2	Form of 7 1/4% Senior Note due 2017 (included as Exhibit 1 to Rule144A/Regulation S Appendix of Exhibit 4.1 hereto).

+Exhibit 4.3	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P., Williams Partners Finance Corporation, Citigroup Global Markets Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (incorporated by reference to Exhibit 4.3 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 4.4	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P. and the purchasers named therein (incorporated by reference to Exhibit 4.4 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

Exhibit Number	Description
+Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated December 13, 2006, by and among Williams Energy Services, LLC, Williams Field Services Company, LLC, Williams Field Services Group, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 10.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 99.1	Press Release of Williams Partners L.P. dated December 13, 2006 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

Exhibit 99.2	Unaudited pro forma financial statements of Williams Partners L.P.

+	Incorporated by reference.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	Williams Partners GP LLC,
its General Partner

Date: January 12, 2007
	By:	/s/ Ted T. Timmermans

Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description
+#Exhibit 2.1	Purchase and Sale Agreement, dated November 16, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 2.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on November 21, 2006).

+Exhibit 3.1	Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Williams Partners L.P. dated December 13, 2006 (incorporated by reference to Exhibit 3.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 4.1	Indenture, dated December 13, 2006, by and among Williams Partners L.P., Williams Partners Finance Corporation and The Bank of New York (incorporated by reference to Exhibit 4.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 4.2	Form of 7 1/4% Senior Note due 2017 (included as Exhibit 1 to Rule144A/Regulation S Appendix of Exhibit 4.1 hereto).

+Exhibit 4.3	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P., Williams Partners Finance Corporation, Citigroup Global Markets Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (incorporated by reference to Exhibit 4.3 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 4.4	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P. and the purchasers named therein (incorporated by reference to Exhibit 4.4 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated December 13, 2006, by and among Williams Energy Services, LLC, Williams Field Services Company, LLC, Williams Field Services Group, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 10.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

+Exhibit 99.1	Press Release of Williams Partners L.P. dated December 13, 2006 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s current report on Form 8-K (File No. 001-32599) filed with the SEC on December 19, 2006).

Exhibit 99.2	Unaudited pro forma financial statements of Williams Partners L.P.

+	Incorporated by reference.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.